United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 7, 2013	000-52631
Date of Report (Date of earliest event reported)	Commission File Number

ENERGY HOLDINGS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	26-4574476
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

12012 Wickchester Lane, Suite 130, Houston, TX 77079
 (Address of Principal Executive Offices) (Zip Code)

(281) 752-7314
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release

Forward Looking Statements

In light of these risks, uncertainties and assumptions, the events anticipated by EHII’s forward- looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of EHII’s forward-looking statements. EHII’s forward-looking statements speak only as of the date made and EHII undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2013		ENERGY HOLDINGS INTERNATIONAL, INC.

	By:	/s/ John Adair
John Adair, Chief Executive Officer